united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/18

Item 1. Reports to Stockholders.

Power Global Tactical Allocation/JA Forlines Fund

Class	A:	GTAAX
Class	C:	GLACX
Class	I:	GTAIX

Annual Report

June 30, 2018

1-877-7PWRINC

1-877-779-7462

www.powermutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund, Power Dividend Index Fund, Power Dividend Mid-Cap Index Fund, Power Floating Rate Index Fund or Power Momentum Index Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

POWER GLOBAL TACTICAL ALLOCATION/JAFORLINES FUND

ANNUAL LETTER TO SHAREHOLDERS

BY JEFFREY R. THOMPSON, CEO & PORTFOLIO MANAGER

AUGUST 24, 2018

Dear Investors,

We are pleased to address our first annual letter to shareholders for the Power Global Tactical Allocation/JAForlines Fund.

The Power Global Tactical Allocation/JAForlines Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation. The Fund seeks to beat a custom blended moderate benchmark of 50% MSCI ACWI, 40% FTSE WGBI and 10% S&P GSCI over a full market cycle. During the period from April 6, 2018 to the period ending June 30, 2018 and year-to-date through June 30, 2018, the Power Global Tactical Allocation/JAForlines Fund had the following performance for the various share classes, the custom blended moderate benchmark, and MSCI ACWI Index:

Returns for Period April 6, 2018 to June 30, 2018 and Year-to-Date through June 30, 2018

Since
Inception
Power Global Tactical Allocation/JA Forlines Fund - Class A	-0.85%
Power Global Tactical Allocation/JA Forlines Fund - Class A with load	-5.84%
Power Global Tactical Allocation/JA Forlines Fund - Class C	-1.14%
Power Global Tactical Allocation/JA Forlines Fund - Class I	-0.83%
MSCI ACWI Index	1.19%
Custom Blended Moderate Benchmark*	-0.53%

Source: Gemini Fund Services; *W.E. Donoghue & Co and Morningtar Direct

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com

The Fund seeks to achieve long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low or negative correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the Fund uses cash as a tactical asset class during times of high market volatility to further help reduce the risk of the portfolio.

THE YEAR IN REVIEW

During the first quarter, the market experienced a major runup in January followed by a sharp selloff in February. The second quarter continued to experience market volatility as concerns have been elevated due to the Federal Reserve (Fed) continuing to raise short-term interest rates. Clearly, this volatility brought challenges for some of our trend following strategies. The Fed raised the Fed Funds rate in June for the seventh time since December of 2015, bringing short-term rates between 1.75% and 2%.

Source: Bloomberg Finance L.P.

This factor combined with concerns over the possibility of a global economic slowdown, particularly in Germany and Japan, has put some short-term wind behind the U.S. Dollar, and pressure on export-driven economies such as the emerging markets. However, global growth continues to be strong overall, but there appear to be later cycle developments, particularly in the U.S.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 2

During the past quarter, domestically, the economy continued to benefit from tax cuts as well as fiscal stimulus. Unfortunately, the Trump administration wasn’t all too kind to the markets as the President continued to provide saber rattling regarding trade protectionism and the potential for increased tariffs.

As depicted in the chart, Major Index Returns, there is a decoupling in terms of the direction of performance globally.

Weakness was evident in the bond market (Bloomberg Barclays US Aggregate Bond Index) as higher quality areas such as investment grade corporate bonds and Treasuries experienced weakness. The issues facing bonds can be attributable to the Fed continuing to raise interest rates. Credit areas such as high yield bonds and bank loans, which are generally less interest rate sensitive, fared better over the last quarter. Further, in the international markets, both developed international markets (MSCI EAFE Index) and emerging markets struggled, and both were negative year-to-date. Clearly, the combination of the strength in the dollar and the Federal Reserve raising interest rates were impactful. The price activity in the international markets is contrary to what we saw in 2017 where foreign stocks were leading the way. Domestically, Small-Caps continued to outperform both Mid- and Large-Caps.

Is Mean Reversion on Deck for Large-Cap Value?

Similar to what we saw in 2015, Large-Cap Growth continued to outperform Large-Cap Value and in an impressive way. As is depicted in the chart Growth vs. Value, which reflects the year to date

Chart: Growth vs. Value

Source: Bloomberg Finance L.P.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 3

(through 7/18/18) performance of the S&P 500 Growth vs. Value indices, Growth has significantly outperformed Value by about 12%.

Often this disparity in performance corrects itself in the form of mean reversion as we saw in 2015 into 2016. In 2016 Large-Cap Value returned about 17% vs. about 7% for Large Cap Growth. This reversion to the mean effect could bode well for Large-Cap Value moving forward and particularly deep Value which could potentially be an opportune time for the Power Dividend Index Fund and Portfolio moving forward.

Is the Market Breadth Indicative of Further Strength?

As of 6/30/2018 Source: Bloomberg Finance L.P.

As is evidenced in the chart above, clearly not all sectors have been performing well. Out of the 11 Global Industry Classification Sectors (REITs recent addition), 5 are experiencing negative returns year to date. This clearly warrants caution. Further, as can be seen in the below chart, the S&P 500 returns year to date can be largely attributed to a handful of stocks in the technology or consumer discretionary sector:

As of 6/30/2018 Source: Bloomberg Finance L.P.

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 4

Overall, from the period April 6th, 2018, through June 30, 2018, the fund received the aforementioned results in the preceding table for the various share classes. The fund underperformed for the period relative to its primary blended benchmark and its peer group. The underperformance can largely be attributable to the gap in the performance between US and the rest of the world equities. In addition, despite our overweight alternatives exposure, our selection was not able to capture the run-up in energy commodities that was captured in its segment of the benchmark. The Fund tries to “win the year,” and the ebbs and flows of performance over shorter timeframes are less of a focus to our global macro view. We are constantly looking for evidence that will cause us to reposition away from our more aggressive positions. The Power Global Tactical Allocation/JAForlines Fund is not just the ability to “go anywhere” it’s able to pivot when the facts change.

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds’ policies and prospectuses the Power Global Tactical

Allocation/JAForlines Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Global Tactical Allocation/JA Forlines
Fund (A Shares)
	Short-Term	Dividend
Distribution Date	Capital Gains	Income	Distribution Total
6/28/2018	0	0.0347	0.0347

Power Global Tactical Allocation/JA Forlines
Fund (C Shares)
	Short-Term	Dividend
Distribution Date	Capital Gains	Income	Distribution Total
6/28/2018	0	0.0263	0.0263

Power Global Tactical Allocation/JA Forlines
Fund (I Shares)
	Short-Term	Dividend
Distribution Date	Capital Gains	Income	Distribution Total
6/28/2018	0	0.0370	0.0370

MARKET OUTLOOK AND POTENTIAL POWER GLOBAL TACTICAL ALLOCATION/JAFORLINES FUND IMPLICATIONS

The Fund invests across three asset classes: equities, fixed income, and alternatives (commodities, real estate, and hard assets). It uses a macro top-down approach to target long-term global macroeconomic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. Moving forward, this should allow us to take advantage of global macro divergences that have prevailed into the first half of 2018. Even with the backdrop

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 5

of solid global liquidity and low real rates, global growth is slowing, and the composition of that growth is moving back towards the United States. Meanwhile, risk assets have faced headwinds from President Trump’s ongoing trade war and rhetoric. The crux is that Trump threatens a massive reversal of the seven-decade trend of trade liberalization. Global supply chains depend on vast networks of multilateral trade agreements and trade wars represent an ominous and immediate threat to the global business community. However, many of the monetary policy supports investors have relied on have begun to ebb in influence. The impending end of global quantitative easing and the emergence of upside risks to inflation have represented a major shift in the underlying global macro environment. This has made the Fed more reluctant to back off from rate hikes at the first hint of slower growth or falling asset prices. Over the pond, the ECB has signaled there will be no “Greek style” bailout for the slowing Italian economy and at the same time is looking to wind down its asset purchase program. If you combine this with BREXIT turmoil and Germany’s new political headaches, there are no short-term catalysts for European markets. In Asia, China is gearing up for an unnecessary trade war with the US and its coincidental currency devaluation has begun to erode confidence. This no more evident than in Japan, which surprised almost everyone with a negative Q1 GDP print, which ended its longest period of growth since the late 1980’s. However, this is not the end of the great credit expansion era that began in 2009; Our posture is “tactically cautious”, but we maintain our view that we are in the later innings of a long-running global credit expansion, and our portfolios are positioned to capture the upside.

We want to thank you for your continued investment and vote of confidence in the Power Global Tactical Allocation/JAForlines Fund.

Regards,

CEO and Portfolio Manager

W.E. Donoghue & Co., LLC.

Adviser to the Power Global Tactical Allocation/JAForlines Fund.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Citi Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. You cannot invest in an index.

The historical performance of the above indices are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

6820-NLD-8/28/2018

W.E. Donoghue & Co., LLC | One International Place, Suite 2920, Boston, MA 02110 | (800) 642-4276 | donoghue.com	Page | 6

Power Global Tactical Allocation/JA Forlines Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2018

The Fund’s performance figures* for the period ended June 30, 2018, compared to its benchmark:

Since Inception (a)
Power Global Tactical Allocation/JA Forlines Fund - Class A	(0.85)%
Power Global Tactical Allocation/JA Forlines Fund - Class A with load	(5.84)%
Power Global Tactical Allocation/JA Forlines Fund - Class C	(1.14)%
Power Global Tactical Allocation/JA Forlines Fund - Class I	(0.83)%
MSCI AC World Index (b)	1.19%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A, Class C and Class I prospectus dated April 26, 2018 is 1.58%, 2.33% and 1.33% for Class A, Class C, and Class I shares, respectively. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. Class A, Class C and Class I shares are subject to a redemption fee of 1.00% of amounts redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is April 6, 2018.

(b)	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2018

Holdings By Investment Type	% of Net Assets
Exchange Traded Funds - Equity	52.8%
Exchange Traded Funds - Debt	34.5%
Exchange Traded Funds - Commodity	10.0%
Money Market Fund	2.5%
Other Assets in Excess of Liabilities	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Power Global Tactical Allocation/JA Forlines Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 97.3%
	COMMODITY FUNDS - 10.0%
293,259	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	$5,413,561
44,146	SPDR Gold Shares	5,237,923
	TOTAL COMMODITY FUNDS (Cost - $10,831,291)	10,651,484

	EQUITY FUNDS - 52.8%
113,497	Energy Select Sector SPDR Fund	8,618,962
194,166	iShares Core MSCI Emerging Markets ETF	10,195,657
107,910	iShares Core MSCI Europe ETF	5,134,358
174,682	iShares Currency Hedged MSCI Eurozone ETF	5,250,941
100,265	iShares Edge MSCI USA Value Factor ETF	8,282,892
229,725	iShares Exponential Technologies ETF	8,313,748
125,052	iShares MSCI Japan ETF	7,241,761
50,766	VanEck Vectors Agribusiness ETF	3,157,137
	TOTAL EQUITY FUNDS (Cost - $58,106,269)	56,195,456

	DEBT FUNDS - 34.5%
100,937	iShares JP Morgan USD Emerging Markets Bond ETF	10,777,043
129,466	iShares Short Maturity Bond ETF	6,495,309
288,367	iShares US Preferred Stock ETF	10,874,320
298,198	VanEck Vectors Fallen Angel High Yield Bond ETF	8,552,319
	TOTAL DEBT FUNDS (Cost - $36,781,192)	36,698,991

	TOTAL EXCHANGE TRADED FUNDS (Cost - $105,718,752)	103,545,931

	SHORT-TERM INVESTMENTS - 2.5%
	MONEY MARKET FUND - 2.5%
2,668,736	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 1.81% *	2,668,736
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,668,736)

	TOTAL INVESTMENTS - 99.8% (Cost - $108,387,488)	$106,214,667
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	185,344
	NET ASSETS - 100.0%	$106,400,011

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on June 30, 2018.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018

ASSETS
Investment securities:
At cost	$108,387,488
At value	$106,214,667
Receivable for Fund shares sold	209,842
Dividends and interest receivable	58,346
TOTAL ASSETS	106,482,855

LIABILITIES
Investment advisory fees payable	30,404
Payable for Fund shares repurchased	15,169
Payable to related parties	6,962
Distribution (12b-1) fees payable	2,542
Accrued expenses and other liabilities	27,767
TOTAL LIABILITIES	82,844
NET ASSETS	$106,400,011

COMPOSITION OF NET ASSETS:
Paid in capital	$108,667,867
Undistributed net investment income	10,236
Accumulated net realized loss from security transactions	(105,271)
Net unrealized depreciation of investments	(2,172,821)
NET ASSETS	$106,400,011

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$12,060,073
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,221,253
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.88
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (b)	$10.39

Class C Shares:
Net Assets	$599,989
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	60,835
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.86

Class I Shares:
Net Assets	$93,739,949
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,487,890
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.88

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2018 (a)

INVESTMENT INCOME
Dividends	$472,796
Interest	17,494
TOTAL INVESTMENT INCOME	490,290

EXPENSES
Investment advisory fees	65,004
Distribution (12b-1) fees:
Class A	3,048
Class C	709
Audit fees	16,659
Registration fees	14,883
Legal fees	11,144
Accounting services fees	6,464
Administration fees	4,159
Transfer agent fees	3,199
Compliance officer fees	1,897
Trustees’ fees and expenses	1,806
Printing and postage expenses	1,233
Custodian fees	1,123
Shareholder service fees	199
Insurance expense	65
Other expenses	3,284
TOTAL EXPENSES	134,876
Less: Fees waived by the Advisor	(23,524)
NET EXPENSES	111,352

NET INVESTMENT INCOME	378,938

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(105,271)
Net change in unrealized depreciation on investments	(2,172,821)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,278,092)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,899,154)

(a)	The Fund commenced operations on April 6, 2018.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2018 (a)
FROM OPERATIONS
Net investment income	$378,938
Net realized loss from security transactions	(105,271)
Net change in unrealized depreciation on investments	(2,172,821)
Net decrease in net assets resulting from operations	(1,899,154)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(42,199)
Class C	(1,596)
Class I	(349,244)
Net decrease in net assets resulting from distributions to shareholders	(393,039)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	14,024,063
Class C	639,846
Class I	99,502,558
Net asset value of shares issued in reinvestment of distributions:
Class A	41,914
Class C	1,450
Class I	286,854
Redemption fee proceeds:
Class A	85
Class C	7
Class I	1,046
Payments for shares redeemed:
Class A	(1,782,032)
Class C	(28,253)
Class I	(3,995,334)
Net increase in net assets resulting from shares of beneficial interest	108,692,204

TOTAL INCREASE IN NET ASSETS	106,400,011

NET ASSETS
Beginning of Period	—
End of Period *	$106,400,011
*Includes undistributed net investment income of:	$10,236

SHARE ACTIVITY
Class A:
Shares Sold	1,395,873
Shares Reinvested	4,260
Shares Redeemed	(178,880)
Net increase in shares of beneficial interest outstanding	1,221,253

Class C:
Shares Sold	63,482
Shares Reinvested	148
Shares Redeemed	(2,795)
Net increase in shares of beneficial interest outstanding	60,835

Class I:
Shares Sold	9,857,711
Shares Reinvested	29,112
Shares Redeemed	(398,933)
Net increase in shares of beneficial interest outstanding	9,487,890

(a)	The Fund commenced operations on April 6, 2018.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	June 30,	June 30,	June 30,
	2018 (1)	2018 (1)	2018 (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00
Activity from investment operations:
Net investment gain (2)	0.01	0.06	0.11
Net realized and unrealized loss on investments	(0.10)	(0.17)	(0.19)
Total from investment operations	(0.09)	(0.11)	(0.08)
Less distributions from:
Net investment income	(0.03)	(0.03)	(0.04)
Total distributions	(0.03)	(0.03)	(0.04)
Paid-in-Capital From Redemption Fees (2,3)	0.00	0.00	0.00
Net asset value, end of period	$9.88	$9.86	$9.88
Total return (4,5)	(0.85)%	(1.14)%	(0.83)%
Net assets, at end of period (000’s)	$12,060	$600	$93,740
Ratio of expenses to average net assets before Advisory fee waiver (6,7)	1.71%	2.46%	1.46%
Ratio of net expenses to average net assets (6,7)	1.45%	2.20%	1.20%
Ratio of net investment income to average net assets (7)	3.56%	2.53%	4.36%
Portfolio Turnover Rate (5)	11%	11%	11%

(1)	The Fund commenced operations April 6, 2018.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.	ORGANIZATION

The Power Global Tactical Allocation/JA Forlines Fund, (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on April 6, 2018.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$103,545,931	$—	$—	$103,545,931
Short-Term Investments	2,668,736	—	—	2,668,736
Total	$106,214,667	$—	$—	$106,214,667

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – The Fund intends to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ June 30, 2018 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were $111,241,129 and $5,417,106 for purchases and sales, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$ 108,485,985	$ 165,721	$ (2,437,039)	$ (2,271,318)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Fund’s investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Power Global Tactical Allocation/JA Forlines Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the respective Fund’s average daily net assets. For the period ended June 30, 2018, the Advisor earned $65,004 in advisory fees.

The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. For the period ended June 30, 2018 the advisor waived fees in the amount of $23,524 which are subject to recapture until June 30, 2021.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the period ended June 30, 2018 the Fund incurred distribution fees in the amount of $3,048 and $709 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. During period ended June 30, 2018 the distributor received $13,188 in underwriter commissions of which $2,074 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to each of the Fund. For the period ended June 30, 2018 the Fund assessed redemption fees in the amount of $85, $7 and $1,046 for Class A, Class C and Class I, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows:

Fiscal Year Ended
June 30, 2018
Ordinary Income	$393,039
Long-Term Capital Gain	—
Return of Capital	—
$393,039

As of June 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$10,236	$—	$(6,774)	$—	$—	$(2,271,318)	$(2,267,856)

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $6,774.

Permanent book and tax differences, primarily attributable to the adjustments for non-deductible expenses, resulted in reclassification for the Fund for the fiscal year ended June 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(24,337)	$24,337	$—

Power Global Tactical Allocation/JA Forlines Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2018

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, the shareholders listed below held, for the benefit of others, more than 25% of the Fund and may be deemed to control the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the Fund.

Shareholder	Percent
Pershing LLC.	25.37%
TD Ameritrade, Inc.	27.22%

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Power Global Tactical Allocation/JA Forlines Fund (the “Fund”), including the portfolios of investments as of June 30, 2018, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 6, 2018 (commencement of operations) to June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights of the Fund presents fairly, in all material respects, the financial position of the Fund as of June 30, 2018, and the results of their operations, the changes in net assets and the financial highlights for the period from April 6, 2018 (commencement of operations) to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

August 28, 2018

We have served as the auditor of one or more Power Funds investment companies since 2018.

Power Global Tactical Allocation/JA Forlines Fund
EXPENSE EXAMPLE (Unaudited)
June 30, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical**
			Actual*		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	4/6/18	6/30/18	Period	6/30/18	Period

Power Global Tactical Allocation/JA Forlines Fund – Class A	1.45%	$1,000.00	$991.50	$3.40	$1,017.60	$7.25
Power Global Tactical Allocation/JA Forlines Fund – Class C	2.20%	$1,000.00	$988.60	$5.15	$1,013.88	$10.99
Power Global Tactical Allocation/JA Forlines Fund – Class I	1.20%	$1,000.00	$991.70	$2.82	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (86) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Power Global Tactical Allocation/JA Forlines Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

Power Global Tactical Allocation/JAForlines Fund (Adviser – W.E. Donoghue & Co., LLC)*

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., LLC (“WEDCO”) and the Trust, with respect to the Power Global Tactical Allocation/JAForlines Fund (referred to as “Power Global” or the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 1986 and had assets under management and advisement of approximately $3.3 billion. They further noted that the adviser specialized in the management of tactical investment strategies for individuals, corporations, and institutions. They acknowledged their familiarity with WEDCO because the firm served as adviser to other series of the Trusts, and they considered the investment team’s substantial experience in the financial services industry. They discussed the adviser’s proposed strategy for Power Global, as well as the accompanying risks, and they considered the adviser’s methods for mitigating those risks. They noted the adviser’s procedures for monitoring compliance with investment limitations, as well as the adviser’s stated considerations for selecting brokers and attempting to achieve best execution. The Trustees reasoned that through their prior experience with Funds managed by WEDCO, the firm had exhibited a robust risk management culture. The Board concluded that the adviser had the potential to provide high quality service to Power Global and its future shareholders.

Performance. The Trustees reviewed the investment objectives of Power Global and the Fund’s anticipated Morningstar category. They noted that the adviser provided performance information from a composite of similarly managed accounts as well as a fund that was sub-advised by JAForlines, an advisory firm that WEDCO had recently acquired. They observed that both the composite of similarly managed accounts and the comparable fund had strong demonstrated return figures, with respective 1-year returns of 15.57% and 17.48% compared to benchmark return of 15.34%. After discussion, the Trustees concluded that the adviser had the potential to provide satisfactory returns for Power Global.

Fees and Expenses. The Trustees reviewed the proposed advisory fee of Power Global and noted the adviser proposed a fee of 0.75%, which was lower than the Broadridge selected peer group median and average and the Morningstar category median and average. The Trustees also reviewed the estimated net expense ratio of 1.01%, which was lower than the peer group and Morningstar category medians and averages. The Trustees concluded that the advisory fee for Power Global was not unreasonable.

Economies of Scale. The Trustees reviewed the adviser’s asset projections and noted the adviser’s assertion that the asset levels at which economies of scale would be achieved were unlikely to be realized in the near term. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size the Fund materially increased.

Profitability. The Trustees reviewed the profitability analysis and asset level estimates provided by the adviser for the Fund. They noted that because Power Global had not yet commenced operations, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operation. They noted that the adviser anticipated earning a reasonable profit, measured both in dollars and as a percentage of revenues, over each of the first two years of operations. They reasoned that based on the information provided by the adviser, the estimated profitability of the Fund was not excessive.

Power Global Tactical Allocation/JA Forlines Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Conclusion. Having requested and received such information from WEDCO as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the advisory agreement was in the best interests of Power Global and its future shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Power Global Tactical Allocation/JA Forlines Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	6	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/18 – NLFT_v1

Power Global Tactical Allocation/JA Forlines Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
W.E. Donoghue & Co., LLC
One International Place
Suite 2920
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	2018
Power Global Tactical Allocation/JA Forlines Fund	$14,300

(b) Audit-Related Fees	2018
Power Global Tactical Allocation/JA Forlines Fund	None

(c) Tax Fees	2018
Power Global Tactical Allocation/JA Forlines Fund	$3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees	2018
Power Global Tactical Allocation/JA Forlines Fund	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Global Tactical Allocation/JA Forlines Fund	2018
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018
Power Global Tactical Allocation/JA Forlines Fund	$3,100

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/6/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/6/18